Equity Transactions with Noncontrolling Interests	12 Months Ended
Mar. 31, 2012
Equity Transactions with Noncontrolling Interests
(21)	Equity Transactions with Noncontrolling Interests

Net income (loss) attributable to Panasonic Corporation and transfers (to) from the noncontrolling interests for each of the three years ended March 31, 2012 are as follows:

	Yen (millions)
	2012	2011	2010
Net income (loss) attributable to Panasonic Corporation	(772,172)	74,017	(103,465)
Transfers (to) from the noncontrolling interests:
Increase (decrease) in capital surplus for purchase of additional shares in consolidated subsidiaries primarily for the purpose of conversion into wholly-owned subsidiaries	19,101	(109,326)	(8,240)

Total	19,101	(109,326)	(8,240)

Change from net income (loss) attributable to Panasonic Corporation and transfers (to) from the noncontrolling interests	(753,071)	(35,309)	(111,705)

The Company conducted tender offers in October 2010 to purchase additional common shares of PEW and SANYO. As a result, the equity ownership of the Company in PEW and SANYO became approximately 84% and 81%, respectively. On April 1, 2011, PEW and SANYO became wholly-owned subsidiaries through share exchanges. The difference between cash consideration paid or the fair value of the shares of the Company delivered to the noncontrolling interests and the decrease in the carrying amount of the noncontrolling interests was recognized as an adjustment to capital surplus.

In June 2010, the Company purchased the noncontrolling interests of IPS Alpha Technology, Ltd., whose name was subsequently changed to Panasonic Liquid Display Co. Ltd.